Exhibit 99.1

Proposed form of

RailAmerica, Inc.

RESTRICTED STOCK AGREEMENT

FOR

This RESTRICTED STOCK AGREEMENT (the “Agreement”) is made and entered into effective as of      , by and between RAILAMERICA, INC., a Delaware corporation (the “Company”), and (the "Recipient”).

RECITALS

The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company to recognize the Recipient’s performance and to provide incentive to the Recipient to remain with the Company and its Subsidiaries by making this grant of Restricted Stock in accordance with the terms of this Agreement; and

The Restricted Stock is granted pursuant to the RailAmerica, Inc. 1998 Executive Incentive Compensation Plan, as amended (the “Plan”) which is incorporated herein for all purposes. The Recipient hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and conditions hereof and thereof. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Award of Restricted Stock. The Committee hereby grants, as of      (the “Date of Grant”), to the Recipient,      shares of restricted Stock, par value $.001 per share, of the Company (collectively the “Restricted Stock”), which shares are and shall be subject to the terms, provisions and restrictions set forth in this Agreement and in the Plan. As a condition to entering into this Agreement, and as a condition to the issuance of any shares of Stock (or any other securities of the Company), the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan.

2. Vesting of Restricted Stock; Cliff Vesting; No Partial Vesting.

(a) Except as otherwise provided in Sections 2(b), 2(c), 2(d), 2(e) and 4 hereof, the shares of Restricted Stock shall become vested in the following amounts, at the following times and upon the following conditions, provided that the Continuous Service (as defined in Section 2(f)(ii) below) of the Recipient continues through and on the applicable Vesting Date:

Number of Shares of Restricted Stock	Vesting Date

There shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each Vesting Date, and all vesting of shares of Restricted Stock shall occur only on the applicable Vesting Date. Upon the termination or cessation of Recipient’s Continuous Service, for any reason whatsoever, any portion of the Restricted Stock which is not yet then vested shall automatically and without notice terminate, be forfeited and be and become null and void.

(b) Notwithstanding any other term or provision of this Agreement, in the event of a “Change in Control” (as defined in the Plan) of the Company, the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control.

(c) Notwithstanding any other term or provision of this Agreement, in the event that the Recipient’s Continuous Service is terminated either by the Company without Cause or by the Recipient for Good Reason, the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the termination of the Recipient’s Continuous Service. For purposes of this Agreement, the terms “Cause” and “Good Reason” shall have the meanings indicated in Section 2(f) below.

(d) Notwithstanding any other term or provision of this Agreement, the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable.

(e) In the event of the Recipient’s Disability or death during the term of this Agreement, all of the shares of Restricted Stock subject to this Agreement shall be immediately vested as of the date of such Disability or death, whichever applicable, and shall be delivered, subject to any requirements under this Agreement, to the Recipient, in the event of his or her Disability, or in the event of the Recipient’s death, to the beneficiary or beneficiaries designated by the Recipient, or if the Recipient has not so designated any beneficiary(ies), or no designated beneficiary survives the Recipient, such shares shall be delivered to the personal representative of the Recipient’s estate.

(f) For purposes of this Agreement, the following terms shall have the meanings indicated:

(i) “Cause” shall have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Recipient and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (1) the failure by the Recipient to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (2) any violation or breach by the Recipient of his or her employment agreement with the Company (or a Related Entity), if any, (3) any violation or breach by the Recipient of his non-competition and/or non-disclosure agreement with the Company (or a Related Entity), if any, (4) any act by the Recipient of dishonesty or bad faith with respect to the Company (or a Related Entity), (5) chronic addiction to alcohol, drugs or other similar substances affecting the Recipient’s work performance, or (6) the commission by the Recipient of any act, misdemeanor, or crime reflecting unfavorably upon the Recipient or the Company or a Related Entity. The good faith determination by the Committee of whether the Recipient’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder

(ii) “Continuous Service” shall mean the continuous service to the Company or a Related Entity, without interruption, of the Recipient, in the Recipient’s capacity as an Employee of the Company. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of (1) any approved leave of absence, (2) transfers among the Company, any Related Entity, or any successor thereto, so long as Recipient continues in his capacity as an Employee thereof, or (3) any change in status (e.g., from Employee to Director, from Employee to Consultant, etc.), if and so long as (x) the Recipient remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or Advisor (except as otherwise provided herein), and (y) which change in status is approved in writing by the Company in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, “Continuous Service” for purposes of this Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave approved by the Company in writing.

(iii) “Good Reason” shall have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement and/or change in control agreement between the Recipient and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (1) the assignment to the Recipient of any duties inconsistent in any respect with the Recipient’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Recipient; (2) any failure by the Company (or a Related Entity) to comply with its obligations to the Recipient as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Recipient; (3) the Company’s (or Related Entity’s) requiring the Recipient to be based at any office or location outside of fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Recipient’s responsibilities; or (4) any purported termination by the Company (or a Related Entity) of the Recipient’s Continuous Service. For purposes of this Section 2(f)(iii), any good faith determination of “Good Reason” made by the Recipient shall be conclusive.

(iv) “Non-Vested Shares” means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 2.

(v) “Related Entity” shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(vi) “Vested Shares” shall mean any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 2.

3. Delivery of Restricted Stock.

(a) One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Recipient but shall be held and retained by the Records Administrator of the Company until the date on which the shares (or a portion thereof) subject to this Restricted Stock award become Vested Shares pursuant to Section 2 hereof, subject to the provisions of Section 4 hereof (the “Applicable Date”). All such stock certificates shall bear the following legends, along with such other legends that the Board or the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b) The Recipient shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become Vested Shares. If the Recipient shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Recipient hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company.

(c) On or after each Applicable Date, upon written request to the Company by the Recipient, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all shares that become Vested Shares on that Applicable Date, which certificate(s) shall be delivered to the Recipient within fifteen (15) business days of the date of receipt by the Company of the Recipient’s written request. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws and/or the Stockholders Agreement).

4. Termination or Cessation of Continuous Service. If the Recipient’s Continuous Service is terminated or ceases for any reason other than (a) by the Company without Cause, (b) by the Recipient without Good Reason, or (c) due to the Recipient’s Disability or death, any Non-Vested Shares shall be forfeited immediately upon such event or occurrence and revert back to the Company, without any payment or other consideration to the Recipient. The Board or the Committee shall have the power and authority to enforce on behalf of the Company any and all rights of the Company under this Agreement in the event of the Recipient’s forfeiture of Non-Vested Shares pursuant to this Section 4.

5. Rights with Respect to Restricted Stock.

(a) Except as otherwise provided in this Agreement, the Recipient shall have, with respect to all the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited). Any shares of Stock issued the Recipient as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock and shall be held by the Company, if the shares of Restricted Stock that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any cash dividends declared with respect to shares of Restricted Stock subject to this Agreement shall be held in escrow by the Committee until such time as the shares of Restricted Stock that such cash dividends are attributed to shall become Vested Shares, and to the event that such shares of Restricted Stock are subsequently forfeited, the cash dividends attributable to such portion shall be forfeited as well.

(b) If at any time while this Agreement is in effect (or shares granted hereunder shall be or remain unvested while Recipient’s Continuous Service continues and has not yet terminated or ceased for any reason), there shall be any increase or decrease in the number of issued and outstanding shares of Stock of the Company through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such shares, then and in that event, the Board or the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.

(c) Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

6. Transferability. The shares of Restricted Stock are not transferable until and unless they become Vested Shares in accordance with this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Recipient. Any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

7. Tax Matters; Section 83(b) Election.

(a) If the Recipient properly elects, within thirty (30) days of the Date of Grant, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the Date of Grant) of the Restricted Stock pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), the Recipient shall make arrangements satisfactory to the Company to pay to the Company any federal, state or local income taxes required to be withheld with respect to the Restricted Stock. If the Recipient shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(b) If the Recipient does not properly make the election described in Subsection 7(a) above, the Recipient shall, no later than the date or dates as of which the restrictions referred to in this Agreement hereof shall lapse, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock (including without limitation the vesting thereof), and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Recipient any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(c) Tax consequences on the Recipient (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Recipient. The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters, the making of a Section 83(b) election, and the Recipient’s filing, withholding and payment (or tax liability) obligations.

8. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient’s rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his heirs and legal representatives and on the successors and assigns of the Company.

9. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

10. Miscellaneous.

(a) No Right to Continued Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not shall confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company.

(b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

(d) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida (without reference to the conflict of laws rules or principles thereof).

(f) Interpretation. The Recipient accepts the Restricted Stock subject to all the terms, provisions and restrictions of this Agreement and the Plan. The undersigned Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Agreement.

(g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(h) Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s President at 5300 Broken Sound Blvd. NW, 2nd Floor, Boca Raton, FL 33487, or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

(i) Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(j) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

RAILAMERICA, INC.,

By:______________________________

Name:	Donald D. Redfearn

Title: Executive Vice President and Chief Administrative Officer

Agreed and Accepted:

RECIPIENT:

By: